                                                                    EXHIBIT 99.1


                                   PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                         ABFS Mortgage Loan Trust 1999-2

                             APPROXIMATE CLASS SIZES

--------------------------------------------------------------------------------
                    *********(Fixed-Rate Collateral)*********

                  $ [197,010,000]  Class A-1 Fixed-Rate Notes (Pool A)
                  $ [ 21,890,000]  Class A-2 Floating-Rate Notes (Pool B)

--------------------------------------------------------------------------------


The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 1999-2 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2



                      PRICING INFORMATION
                      (FIXED-RATE NOTES)
                      -------------------


Class:                     A-1*


Approximate
Face Amount:               197,010,000

Coupon:                    7.130

Price:                     100-00

Yield:                     7.130

Spread:                    125

Exp Avg Life
to Call:                   3.161 yrs

Exp Avg Life
to Maturity:               3.440 yrs

Exp 1st
Prin Pmt:                  07/15/1999

Exp Mat
to call:                   03/15/2007

Exp Mat:                   12/15/2015

Stated Mat:                09/15/2030

Exp Rating
(Moody's/S&P):             Aaa/AAA

Pricing Speed:             25% HEP

Pricing Date:              06/10/1999

Investor
Settle Date:               06/29/1999

Cut-off Date
(Close of Business):       05/31/1999

Pmt Delay:                 14 days

Dated Date:                06/01/1999

Int Pmt:                   30/360

Pmt Terms:                 Monthly

1st Int.
Pmt Date:                  07/15/1999

Collateral
Type:                      Fixed-Rate ("Pool A")

SMMEA
Eligibility:               Non-SMMEA

Distribution:              Public

Settlement:                DTC Only




       THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2


*Class A-1 Coupon Step-up:    Class A-1 is priced to call. If the Servicer does
                              not exercise the Cleanup Call, the Coupon on Class
                              A-1 will increase by 50 basis points.

Cashflow Priority:            1) Repayment of unreimbursed Servicer
                                 advances;
                              2) Servicing fee;
                              3) Trustee fee;
                              4) Surety fee;
                              5) Repayment of unreimbursed Surety payments;
                              6) Accrued monthly interest for Class A-1
                                 Noteholders;
                              7) Monthly principal to the Class A-1 Noteholders
                                 (as described below);
                              8) Certain excess cashflow to build
                                 overcollateralization ("O/C") for Class A-1
                                 Notes;
                              9) To make a cross-collateralized payment for
                                 certain shortfalls in payments on the Class A-2 Notes;
                             10) To make a deposit to a reserve fund for certain
                                 shortfalls in payments on the Class A-2 Notes if it is then underfunded;
                             11) To make a payment of up to 1.00% per annum of
                                 the outstanding principal balance of Pool A calculated for the related interest accrual period from the excess cashflow available from Pool A to the Class A-2 Notes should the interest rate on the Class A-2 Notes exceed the available funds cap on the Class A-2 Notes; and
                             12) Any remaining excess cashflow to the holders of
                                 the Trust Certificates.


Class A-1 Note
Principal Paydown:           All principal collected from Pool A is paid to the
                             Class A-1 Noteholders.






          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2


                          PRICING INFORMATION
                         (FLOATING-RATE NOTES)
                         ---------------------


Class:                    A-2**

Approximate
Face Amount:              21,890,000

Coupon:                   1 Month LIBOR + [TBD]%

Price:                    [TBD]

Yield:                    [TBD]

Spread:                   [TBD]

Exp Avg Life
to Call:                  3.164 yrs

Exp Avg Life
to Maturity:              3.442 yrs

Exp 1st
Prin Pmt:                 07/15/1999

Exp Mat
to call:                  03/15/2007

Exp Mat:                  12/15/2015

Stated Mat:               09/15/2030

Exp Rating
(Moody's/S&P):            Aaa/AAA

Pricing Speed:            25% HEP

Pricing Date:             [TBD]

Investor
Settle Date:              06/29/1999

Cut-off Date
(Close of Business):      05/31/1999

Pmt Delay:                0 days

Dated Date:               06/01/1999

Int Pmt:                  Act/360

Pmt Terms:                Monthly

1st Int.
Pmt Date:                 07/15/1999

Collateral
Type:                     Fixed-Rate ("Pool B")

SMMEA
Eligibility:              Non-SMMEA

Distribution:             Public

Settlement:               DTC Only




          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2


**Class A-2 Coupon Step-up:     Class A-2 is priced to call. If the Servicer
                                does not exercise the Cleanup Call, the Coupon on Class A-2 will equal One Month LIBOR + (2 x
                                [TBD]%).

Limited Coverage of Interest
to Class A-2 by Note
Insurance Policy:               The Note Insurer will insure payment of Class
                                A-2 interest only up to the Available Funds Cap.
                                To mitigate the likelihood of any shortfall in the funds available to pay Class A-2 interest, certain funds will be available from the Pool A
                                Mortgage Loans to pay any such shortfall provided that certain Pool A requirements have been fulfilled. Specifically, up to 100bps of the outstanding principal balance of Pool A will be available to pay such shortfall from Pool A's excess cashflow once Pool A's credit requirements have been satisfied (as shown in Class A-1 'Cashflow Priority'), such amount, the
                                "Interest Coverage Amount".

                                The Available Funds Cap is a rate equal to the weighted average gross coupon rate on the Pool B Mortgage Loans for such Distribution Date less the Expense Fee Rate and the Credit Spread Rate.

                                Expense Fee Rate = 0.695% for servicing fee, trustee fee and surety fee. Credit Spread Rate = 0.75% to provide excess spread for building overcollateralization and for covering any losses which may occur.

LIBOR Interest Carryforward:    If, on any Distribution Date, the amount of
                                interest due to Class A-2 is limited to the Available Funds Cap, it may be repaid as set forth below. The excess of (i) the amount of interest Class A-2 would be entitled to receive on such Distribution Date at the then applicable
                                LIBOR Rate over (ii) the amount of accrued interest for such Distribution Date at the Available Funds Cap, together with the unpaid portion of any such excess from prior
                                Distribution Dates (and interest accrued thereon at the then applicable LIBOR Rate) is referred to as the LIBOR Interest Carryforward. Any LIBOR
                                Interest Carryforward that cannot be repaid by the Interest Coverage Amount (as described above) will be carried forward to the next
                                Distribution Date until paid as set forth below.
                                The LIBOR Interest Carryforward will not be insured by the FSA guarantee.

Cashflow Priority:              1)  Repayment of unreimbursed Servicer advances;
                                2)  Servicing fee;
                                3)  Trustee fee;
                                4)  Surety fee;
                                5)  Repayment of unreimbursed Surety payments;
                                6)  Accrued monthly interest for Class A-2
                                    Noteholder (limited to the Available Funds
                                    Cap);
                                7)  Monthly principal to the Class A-2
                                    Noteholders (as described below);
                                8)  Certain excess cashflow to build
                                    overcollateralization ("O/C") for the Class
                                    A-2 Notes;
                                9)  To make cross-collateralized payment for
                                    certain shortfalls in payments on the Class
                                    A-1 Notes;
                                10) To make a deposit to a reserve fund for
                                    certain shortfalls in payments on the Class
                                    A-1 Notes if it is then underfunded;
                                11) To pay any outstanding LIBOR Interest
                                    Carryforward; and
                                12) Any remaining excess cashflow to the holders
                                    of the Trust Certificates.

Class A-2 Note
Principal Paydown:              All principal collected from Pool B is paid to
                                the Class A-2 Noteholders.











          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:       ABFS Mortgage Loan Trust 1999-2, Series 1999-2
                           Class A-1 and Class A-2 (the "Class A Notes").

Depositor:                 Prudential Securities Secured Financing Corporation

Servicer:                  American Business Credit, Inc.
                           Upland Mortgage and New Jersey Mortgage and
                           Investment Corp. will act as subservicers.

Originators:               American Business Credit, Inc., Home American Credit,
                           Inc. d/b/a Upland Mortgage and New Jersey Mortgage and Investment Corp. originated or purchased the Mortgage Loans.

Trustee:                   The Bank of New York, a New York banking corporation.

Aggregate
Note Balance:              $[218,900,000]

Securities Offered:        100% FSA-guaranteed notes.

Offering:                  Public shelf offering -- a prospectus and prospectus
                           supplement will be distributed after pricing.

Pricing Date:              [TBD]

Investor
Settlement Date:           06/29/99

Form of Notes:             Book-Entry form, same-day funds through DTC,
                           Euroclear and CEDEL

Coupon:                    [7.130]% on Class A-1 Notes
                           One Month LIBOR + [TBD]% on Class A-2 Notes

Prepayment
Assumption:                25% HEP (2.5% CPR in month 1 with monthly incremental
                           increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:         The 15th day of each month (or, if any such
                           date is not a business day, the first business day thereafter) commencing in July 1999. The payment delay will be 14 days for the Class A-1 Notes.

Class A-1 Interest
Accrual Period:            With respect to any Distribution Date,
                           interest on the Class A-1 Notes will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Class A-2 Interest
Accrual Period:            With respect to any Distribution Date,
                           interest will accrue from the Settlement Date to but excluding the first Distribution Date in July. In future periods, interest will accrue on the Class A-2
                           Notes from the preceding Distribution Date to but excluding the current Distribution Date.

Optional
Cleanup Call:              The Servicer may call the Class A-1 Notes or the
                           Class A-2 Notes, separately, on any Remittance Date when the then outstanding principal balance of the Class A-1 Notes or the Class A-2 Notes, respectively, is less than or equal to 10% of the original principal balance of the Class A-1 Notes or the Class
                           A-2 Notes, respectively. Based upon the cleanup call described in this paragraph, there will be a coupon step-up feature with respect to each class.

                           The Servicer may also call the Class A Notes on any Remittance Date when the then-outstanding collateral balance (Pool A & Pool B) is less than or equal to 10% of the original collateral balance (Pool A & Pool B).






          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2


Credit Enhancement:        1)  100% wrap from FSA.
                           2)  Overcollateralization.
                           3) Excess monthly cashflow from Pool A and Pool B.

Note Insurer:              Financial Security Assurance Inc. ("FSA").
                           FSA's claims-paying ability is rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Note Insurance Policy:     The Note Insurance Policy will provide 100% coverage
                           of timely interest and ultimate principal payments due on the Class A Notes. The Note Insurance Policy does not insure the LIBOR Interest Carryforward amount.

Overcollateralization
and Reserve Account:       The credit enhancement provisions of the Trust are
                           intended to provide for the acceleration of the Class
                           A Notes relative to the amortization of the related collateral (i.e., Pool A for the A-1 Notes and Pool B for the A-2 Notes), generally in the early years of the transaction. Accelerated amortization is achieved by applying excess interest collected on the related collateral to the payment of principal on the related group of Notes, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the related group of Notes faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the related collateral pool over the principal balance of the related Notes is created. On the first payment date, 0% of the excess cashflow available from each pool will be directed to build
                           O/C; after the first payment date, 100% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level.
                           If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level. If either Pool's O/C target is reached before the other's, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. After initially reaching their O/C target, if either Pool's
                           O/C target is maintained and the other Pool becomes deficient in its O/C requirement, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. If the sum of the O/C level of the "unsatisfied" Pool and the amount on deposit in the Reserve Account exceeds the O/C target, such excess will be distributed to the Trust Certificateholder. Funds on deposit in the Reserve Account will be used to pay shortfalls of current interest or credit losses on either Class of Notes, but only to the extent the O/C level on such Class has been reduced to zero.

Cross-
Collateralization:         The two pools are cross-collateralized to a limited
                           extent.

Overcollateralization
Levels for Pool A &
Pool B (Approx.):          Initial O/C based on original collateral  balance:
                           [0.5%]
                           O/C Target based on original collateral balance:
                           [5.0%]
                           These O/C percentages are subject to step-downs beginning in month [31] if certain tests are met.




          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1999-2


Pool A
Pre-funding Account:       On the Settlement Date, an aggregate cash amount (the
                           "Pool A Pre-funded Amount"), which will equal approximately $[49,500,000] will be deposited in the Pool A Pre- funding Account. During the period ("the
                           Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool A Pre-funding Account is less than $100,000,
                           (ii) the date on which any Servicer default occurs, or (iii) September 30, 1999, the Pool A Pre-funding
                           Amount will remain in the Pool A Pre-funding Account.
                           The Pool A Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool A Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-1 Noteholders on the October 15, 1999 Distribution Date as a partial prepayment of principal on such group of notes.

Pool B
Pre-funding Account:       On the Settlement Date, an aggregate cash amount (the
                           "Pool B Pre-funded Amount"), which will equal approximately $[5,500,000] will be deposited in the Pool B Pre- funding Account. During the period ("the
                           Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool B Pre-funding Account is less than $100,000,
                           (ii) the date on which any Servicer default occurs, or (iii) September 30, 1999, the Pool B Pre-funding
                           Amount will remain in the Pool B Pre-funding Account.
                           The Pool B Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool B Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-2 Noteholders on the October 15, 1999 Distribution Date as a partial prepayment of principal on such group of Notes.

Collateral
Information:               The collateral information presented herein is based
                           on the collateral pool as of [May 17, 1999].
                           Additional collateral will be accumulated before the Settlement Date to reach Pool A's expected closing pool balance of $[148,500,000] and Pool B's expected closing pool balance of $[16,500,000]. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

Servicing Fee:             50 basis points per annum.

ERISA Considerations:      The Class A Notes will be ERISA eligible.

                           Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:                  Class A Notes: Debt for tax.  The Notes will be
                           issued by an Owner Trust.

Legal Investment:          None of the Class A Notes will be SMMEA-eligible.

Note Ratings:              Moody's: "Aaa" for all Class A Notes.
                           S&P:     "AAA" for all Class A Notes.

Prospectus:                The Notes are being offered pursuant to a Prospectus
                           which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further Information:       Trading: Greg Richter or Rob Karr at (212) 778-2741,
                           Banking: Evan Mitnick (212) 778-7469,
                                    Shelby Carvalho at (212) 778-4127 or
                                    Kenny Rosenberg at (212) 778-2440.
                           FSG:     Lina Hsu at (212) 778-1451,
                                    Howard Blecher at (212) 778-4429 or
                                    Jeff Park at (212) 778-2108.

COPIES OF PROSPECTUS:      PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                           PHONE NUMBER TO KENNY ROSENBERG AT:

                           E-MAIL:      KENNETH_C_ROSENBERG@PRUSEC.COM





          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 Projected Available Funds Cap of Pool B:
 =========================================
 NET WAC - TRUSTEE FEE (1.5 bps) -  SURETY FEE (18 bps) - [75] bp CARVE-OUT
                                                    +  EXCESS INTEREST AVAILABLE
                                                       FROM POOL A *
 (Using 30/360 Day Count)

 * Assumes that the maximum amount of excess interest (1.00%) is available from Pool A when the Pool A required overcollateralizaton amount is satisfied

       DATE        CAP

     7/15/99     20.123%
     8/15/99     11.122%
     9/15/99     11.122%
    10/15/99     11.121%
    11/15/99     11.120%
    12/15/99     11.120%
     1/15/00     11.119%
     2/15/00     11.119%
     3/15/00     11.118%
     4/15/00     11.117%
     5/15/00     11.117%
     6/15/00     11.116%

     7/15/00     11.115%
     8/15/00     11.115%
     9/15/00     11.114%
    10/15/00     11.113%
    11/15/00     11.113%
    12/15/00     11.112%
     1/15/01     11.111%
     2/15/01     20.064%
     3/15/01     20.062%
     4/15/01     20.060%
     5/15/01     20.059%
     6/15/01     20.057%

     7/15/01     20.055%
     8/15/01     20.053%
     9/15/01     20.052%
    10/15/01     20.050%
    11/15/01     20.048%
    12/15/01     20.046%
     1/15/02     20.044%
     2/15/02     20.042%
     3/15/02     20.041%
     4/15/02     20.039%
     5/15/02     20.037%
     6/15/02     20.035%

     7/15/02     20.033%
     8/15/02     20.031%
     9/15/02     20.029%
    10/15/02     20.027%
    11/15/02     20.025%
    12/15/02     20.023%
     1/15/03     20.022%
     2/15/03     20.020%
     3/15/03     20.018%
     4/15/03     20.016%
     5/15/03     20.014%
     6/15/03     20.011%

     7/15/03     20.009%
     8/15/03     20.007%
     9/15/03     20.005%
    10/15/03     20.003%
    11/15/03     20.001%
    12/15/03     19.999%
     1/15/04     19.997%
     2/15/04     19.995%
     3/15/04     19.993%
     4/15/04     19.990%
     5/15/04     19.988%
     6/15/04     19.986%


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $197,010,000.00                                                                 DATED DATE: 06/01/99
          COUPON:  7.130%                                 abfs992                              FIRST PAYMENT: 07/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $197,010,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 06/29/99
                                                    PREPAYMENT SPEED
                                                     ***TO CALL***
           PRICING SPEED
                   25.0%      15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP
     -----           ---         ---         ---         ---         ---         ---
     99-24         7.226       7.229       7.228       7.226       7.224       7.223
     99-24+        7.220       7.225       7.223       7.220       7.217       7.215
     99-25         7.214       7.221       7.218       7.214       7.210       7.207
     99-25+        7.208       7.217       7.212       7.208       7.204       7.199
     99-26         7.202       7.213       7.207       7.202       7.197       7.191
     99-26+        7.196       7.209       7.202       7.196       7.190       7.183
     99-27         7.190       7.204       7.197       7.190       7.183       7.175
     99-27+        7.184       7.200       7.192       7.184       7.176       7.167

     99-28         7.178       7.196       7.187       7.178       7.169       7.159
     99-28+        7.172       7.192       7.182       7.172       7.162       7.151
     99-29         7.166       7.188       7.177       7.166       7.155       7.144
     99-29+        7.160       7.184       7.172       7.160       7.148       7.136
     99-30         7.154       7.179       7.167       7.154       7.141       7.128
     99-30+        7.148       7.175       7.162       7.148       7.134       7.120
     99-31         7.142       7.171       7.157       7.142       7.127       7.112
     99-31+        7.136       7.167       7.152       7.136       7.120       7.104

    100-00         7.130       7.163       7.147       7.130       7.113       7.096
    100-00+        7.124       7.159       7.141       7.124       7.106       7.088
    100-01         7.118       7.154       7.136       7.118       7.099       7.080
    100-01+        7.112       7.150       7.131       7.112       7.092       7.072
    100-02         7.106       7.146       7.126       7.106       7.086       7.065
    100-02+        7.100       7.142       7.121       7.100       7.079       7.057
    100-03         7.094       7.138       7.116       7.094       7.072       7.049
    100-03+        7.088       7.134       7.111       7.088       7.065       7.041

    100-04         7.082       7.130       7.106       7.082       7.058       7.033
    100-04+        7.076       7.125       7.101       7.076       7.051       7.025
    100-05         7.070       7.121       7.096       7.070       7.044       7.017
    100-05+        7.064       7.117       7.091       7.064       7.037       7.009
    100-06         7.058       7.113       7.086       7.058       7.030       7.002
    100-06+        7.052       7.109       7.081       7.052       7.023       6.994
    100-07         7.046       7.105       7.076       7.046       7.016       6.986
    100-07+        7.040       7.101       7.071       7.040       7.010       6.978

First Payment      0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.161       5.022       3.891       3.161       2.658       2.287
Last Payment       7.711      12.461       9.628       7.711       6.378       5.378
Mod.Dur. @ 100-00  2.594       3.742       3.070       2.594       2.242       1.969
Accrued Interest   0.555       0.555       0.555       0.555       0.555       0.555









          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $21,890,000.00                                                                  DATED DATE: 06/29/99
  CURRENT COUPON:  TBD%                                   abfs992                              FIRST PAYMENT: 07/15/99
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 2
ORIGINAL BALANCE: $21,890,000.00            BOND A2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/29/99
                                                 ASSUMED CONSTANT LIBOR-1M 5.0000
                                                       ***TO CALL***
           PRICING SPEED
                   25.0%      15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP
     -----           ---         ---         ---         ---         ---         ---
     99-24        38.874      36.022      37.426      38.874      40.336      41.797
     99-24+       38.318      35.645      36.961      38.318      39.689      41.059
     99-25        37.763      35.268      36.496      37.763      39.042      40.320
     99-25+       37.207      34.891      36.031      37.207      38.395      39.582
     99-26        36.652      34.514      35.567      36.652      37.748      38.844
     99-26+       36.097      34.138      35.102      36.097      37.102      38.106
     99-27        35.542      33.761      34.638      35.542      36.455      37.368
     99-27+       34.987      33.384      34.173      34.987      35.809      36.630

     99-28        34.432      33.008      33.709      34.432      35.163      35.893
     99-28+       33.878      32.632      33.245      33.878      34.517      35.156
     99-29        33.323      32.255      32.781      33.323      33.871      34.418
     99-29+       32.769      31.879      32.317      32.769      33.226      33.682
     99-30        32.215      31.503      31.854      32.215      32.580      32.945
     99-30+       31.661      31.127      31.390      31.661      31.935      32.208
     99-31        31.107      30.751      30.927      31.107      31.290      31.472
     99-31+       30.554      30.376      30.463      30.554      30.645      30.736

    100-00        30.000      30.000      30.000      30.000      30.000      30.000
    100-00+       29.447      29.624      29.537      29.447      29.355      29.264
    100-01        28.893      29.249      29.074      28.893      28.711      28.529
    100-01+       28.340      28.874      28.611      28.340      28.067      27.793
    100-02        27.787      28.498      28.148      27.787      27.422      27.058
    100-02+       27.234      28.123      27.686      27.234      26.778      26.323
    100-03        26.682      27.748      27.223      26.682      26.135      25.588
    100-03+       26.129      27.373      26.761      26.129      25.491      24.853

    100-04        25.577      26.999      26.299      25.577      24.847      24.119
    100-04+       25.024      26.624      25.837      25.024      24.204      23.385
    100-05        24.472      26.249      25.375      24.472      23.561      22.650
    100-05+       23.920      25.875      24.913      23.920      22.918      21.917
    100-06        23.368      25.500      24.451      23.368      22.275      21.183
    100-06+       22.817      25.126      23.989      22.817      21.632      20.449
    100-07        22.265      24.752      23.528      22.265      20.990      19.716
    100-07+       21.714      24.378      23.066      21.714      20.347      18.983

First Payment      0.044       0.044       0.044       0.044       0.044       0.044
Average Life       3.164       5.024       3.898       3.164       2.657       2.292
Last Payment       7.711      12.378       9.628       7.711       6.378       5.461
Mod.Dur. @ 100-00  2.718       4.007       3.249       2.718       2.333       2.044
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000




          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 99-2 INITIAL POOL
     -  Cut Off Date of Tape is  5/17/99
     -  Fixed HEL - Group 1 Conforming (1)
     -      $90,400,322.64
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,304

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $90,400,322.64
Aggregate Original Principal Balance:              $90,515,238.16

Weighted Average Gross Coupon:                            11.061%
Gross Coupon Range:                             7.500% -  17.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $69,325.40
Average Original Principal Balance:                    $69,413.53

Maximum Unpaid Principal Balance:                     $239,000.00
Minimum Unpaid Principal Balance:                       $9,851.48

Maximum Original Principal Balance:                   $239,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         254.310 (2)
Stated Rem Term Range:                          35.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             0.526
Age Range:                                       0.000 -   17.000

Weighted Average Original Term:                           254.836 (2)
Original Term Range:                            36.000 -  360.000

Weighted Average Combined LTV:                             76.275
Combined LTV Range:                             4.910% - 125.000%

Weighted Average Debt to Income Ratio:                     41.735
Debt to Income Ratio Range:                     2.000% -  96.000%
--------------------------------------------------------------------------------


(1) Conforming:  original balance + sr lien balance <= $240,000
(2) Balloons to balloon term




          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
         Gross Mortgage              Number of       Unpaid          Aggregate
         Interest Rate               Mortgage       Principal        Principal
             Range                     Loans         Balance          Balance
         -------------               --------     ------------       ---------
 7.00% < Gross Coupon <=  7.50%          1          140,000.00          0.15
 7.75% < Gross Coupon <=  8.00%         11          771,394.62          0.85
 8.00% < Gross Coupon <=  8.25%          4          451,451.42          0.50
 8.25% < Gross Coupon <=  8.50%         34        2,944,983.15          3.26
 8.50% < Gross Coupon <=  8.75%         12        1,447,456.45          1.60
 8.75% < Gross Coupon <=  9.00%         65        6,207,042.22          6.87
 9.00% < Gross Coupon <=  9.25%         21        2,078,291.59          2.30
 9.25% < Gross Coupon <=  9.50%         83        6,294,891.29          6.96
 9.50% < Gross Coupon <=  9.75%         20        1,695,411.77          1.88
 9.75% < Gross Coupon <= 10.00%        161       11,897,427.94         13.16
10.00% < Gross Coupon <= 10.25%         23        1,834,805.67          2.03
10.25% < Gross Coupon <= 10.50%         79        6,513,117.27          7.20
10.50% < Gross Coupon <= 10.75%         67        3,966,265.68          4.39
10.75% < Gross Coupon <= 11.00%        164       11,898,741.44         13.16
11.00% < Gross Coupon <= 11.25%         30        1,797,502.35          1.99
11.25% < Gross Coupon <= 11.50%         60        4,611,408.09          5.10
11.50% < Gross Coupon <= 11.75%         18        1,078,384.20          1.19
11.75% < Gross Coupon <= 12.00%        109        6,259,669.76          6.92
12.00% < Gross Coupon <= 12.25%         23        1,329,673.80          1.47
12.25% < Gross Coupon <= 12.50%         46        2,592,729.12          2.87
12.50% < Gross Coupon <= 12.75%         15          732,427.92          0.81
12.75% < Gross Coupon <= 13.00%         52        2,785,889.13          3.08
13.00% < Gross Coupon <= 13.25%         17          775,564.65          0.86
13.25% < Gross Coupon <= 13.50%          9          199,511.45          0.22
13.50% < Gross Coupon <= 13.75%         15          592,469.22          0.66
13.75% < Gross Coupon <= 14.00%         21        1,220,649.31          1.35
14.00% < Gross Coupon <= 14.25%          4          293,341.16          0.32
14.25% < Gross Coupon <= 14.50%          9          642,557.98          0.71
14.50% < Gross Coupon <= 14.75%         11          315,705.15          0.35
14.75% < Gross Coupon <= 15.00%          6          175,427.72          0.19
15.25% < Gross Coupon <= 15.50%          2           54,658.15          0.06
15.50% < Gross Coupon <= 15.75%         10          645,452.13          0.71
15.75% < Gross Coupon <= 16.00%         97        5,812,312.79          6.43
16.00% < Gross Coupon <= 16.25%          1           21,980.88          0.02
16.75% < Gross Coupon <= 17.00%          2          238,750.00          0.26
17.50% < Gross Coupon <= 18.00%          2           82,977.17          0.09
--------------------------------------------------------------------------------
Total..........                       1304      $90,400,322.64        100.00%
================================================================================


                                  ORIGINAL TERM


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                            Number of      Unpaid           Aggregate
                            Mortgage      Principal         Principal
      Original Term          Loans         Balance           Balance
      -------------         --------   ------------        -------------
 24 < Orig. Term <=  36        2          39,726.94           0.04%
 48 < Orig. Term <=  60       30         677,798.13           0.75%
 60 < Orig. Term <=  72        1          42,418.37           0.05%
 72 < Orig. Term <=  84       11         336,833.95           0.37%
 84 < Orig. Term <=  96        3         104,078.36           0.12%
 96 < Orig. Term <= 108        1          32,333.72           0.04%
108 < Orig. Term <= 120       99       3,273,024.01           3.62%
132 < Orig. Term <= 144        3         162,716.45           0.18%
144 < Orig. Term <= 156        6         185,787.91           0.21%
168 < Orig. Term <= 180      593      38,183,909.56          42.24%
180 < Orig. Term <= 192        1         120,000.00           0.13%
228 < Orig. Term <= 240      154       9,842,609.63          10.89%
240 < Orig. Term <= 252        1          72,000.00           0.08%
288 < Orig. Term <= 300       42       3,047,859.18           3.37%
336 < Orig. Term <= 348       23       2,175,418.15           2.41%
348 < Orig. Term <= 360      334      32,103,808.28          35.51%
-------------------------------------------------------------------
Total............          1,304      90,400,322.64         100.00%
===================================================================

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid           Aggregate
                           Mortgage       Principal         Principal
      Remaining Term        Loans          Balance           Balance
      --------------      ---------    ------------        -------------
 24 < Rem Term <=  36         2           39,726.94           0.04%
 48 < Rem Term <=  60        30          677,798.13           0.75%
 60 < Rem Term <=  72         1           42,418.37           0.05%
 72 < Rem Term <=  84        11          336,833.95           0.37%
 84 < Rem Term <=  96         3          104,078.36           0.12%
 96 < Rem Term <= 108         1           32,333.72           0.04%
108 < Rem Term <= 120        99        3,273,024.01           3.62%
132 < Rem Term <= 144         3          162,716.45           0.18%
144 < Rem Term <= 156         6          185,787.91           0.21%
156 < Rem Term <= 168         3          121,666.60           0.13%
168 < Rem Term <= 180       590       38,062,242.96          42.10%
180 < Rem Term <= 192         1          120,000.00           0.13%
228 < Rem Term <= 240       154        9,842,609.63          10.89%
240 < Rem Term <= 252         1           72,000.00           0.08%
276 < Rem Term <= 288         1           59,709.96           0.07%
288 < Rem Term <= 300        41        2,988,149.22           3.31%
336 < Rem Term <= 348        23        2,175,418.15           2.41%
348 < Rem Term <= 360       334       32,103,808.28          35.51%
-------------------------------------------------------------------
Total............         1,304       90,400,322.64         100.00%
===================================================================




                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                  Percentage of
                                                    Aggregate     Cut-Off Date
                                      Number of      Unpaid        Aggregate
                                      Mortgage      Principal      Principal
        Original CLTV Ratio             Loans        Balance        Balance
        -------------------           ---------   ------------    ------------
  0.000 < CLTV <=   5.000                 1          13,500.00       0.01
  5.000 < CLTV <=  10.000                 2          30,842.31       0.03
 10.000 < CLTV <=  15.000                 7         126,593.48       0.14
 15.000 < CLTV <=  20.000                10         231,315.97       0.26
 20.000 < CLTV <=  25.000                10         401,979.15       0.44
 25.000 < CLTV <=  30.000                20         854,928.22       0.95
 30.000 < CLTV <=  35.000                15         656,240.13       0.73
 35.000 < CLTV <=  40.000                19         625,312.48       0.69
 40.000 < CLTV <=  45.000                23         897,491.09       0.99
 45.000 < CLTV <=  50.000                41       1,963,941.10       2.17
 50.000 < CLTV <=  55.000                24       1,567,246.28       1.73
 55.000 < CLTV <=  60.000                54       3,217,178.76       3.56
 60.000 < CLTV <=  65.000                76       5,021,156.82       5.55
 65.000 < CLTV <=  70.000               128       7,611,086.35       8.42
 70.000 < CLTV <=  75.000               152       9,724,385.28      10.76
 75.000 < CLTV <=  80.000               262      21,995,455.44      24.33
 80.000 < CLTV <=  85.000               205      16,137,660.82      17.85
 85.000 < CLTV <=  90.000               212      17,849,566.58      19.75
 90.000 < CLTV <=  95.000                 4         128,856.46       0.14
 95.000 < CLTV <= 100.000                 3          57,337.72       0.06
100.000 < CLTV <= 105.000                 6         131,406.32       0.15
105.000 < CLTV <= 110.000                 2          41,885.95       0.05
110.000 < CLTV <= 115.000                12         465,579.69       0.52
115.000 < CLTV <= 120.000                 4         162,860.57       0.18
120.000 < CLTV <= 125.000                12         486,515.67       0.54
--------------------------------------------------------------------------
Total....................             1,304     $90,400,322.64     100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                  Aggregate      Cut-Off Date
            Original               Number of       Unpaid          Aggregate
          Mortgage Loan            Mortgage       Principal        Principal
        Principal Balance            Loans         Balance          Balance
        -----------------          ---------      ---------      -------------

     5,000 < Balance <=    10,000      12          119,470.06       0.13
    10,000 < Balance <=    15,000      38          500,245.56       0.55
    15,000 < Balance <=    20,000      65        1,207,572.23       1.34
    20,000 < Balance <=    25,000      94        2,201,443.04       2.44
    25,000 < Balance <=    30,000      87        2,424,279.45       2.68
    30,000 < Balance <=    35,000      85        2,807,091.40       3.11
    35,000 < Balance <=    40,000      84        3,215,604.36       3.56
    40,000 < Balance <=    45,000      64        2,750,916.03       3.04
    45,000 < Balance <=    50,000      61        2,937,388.40       3.25
    50,000 < Balance <=    55,000      70        3,703,960.68       4.10
    55,000 < Balance <=    60,000      57        3,315,098.98       3.67
    60,000 < Balance <=    65,000      47        2,962,418.93       3.28
    65,000 < Balance <=    70,000      37        2,519,669.77       2.79
    70,000 < Balance <=    75,000      45        3,282,868.46       3.63
    75,000 < Balance <=    80,000      42        3,263,007.86       3.61
    80,000 < Balance <=    85,000      46        3,821,451.15       4.23
    85,000 < Balance <=    90,000      32        2,807,221.44       3.11
    90,000 < Balance <=    95,000      24        2,219,052.64       2.45
    95,000 < Balance <=   100,000      31        3,050,944.27       3.37
   100,000 < Balance <=   105,000      22        2,254,111.60       2.49
   105,000 < Balance <=   110,000      28        3,020,943.57       3.34
   110,000 < Balance <=   115,000      20        2,247,977.85       2.49
   115,000 < Balance <=   120,000      22        2,596,925.10       2.87
   120,000 < Balance <=   125,000      11        1,356,716.87       1.50
   125,000 < Balance <=   130,000      13        1,656,526.94       1.83
   130,000 < Balance <=   135,000      19        2,511,896.82       2.78
   135,000 < Balance <=   140,000      11        1,525,476.41       1.69
   140,000 < Balance <=   145,000       8        1,140,596.95       1.26
   145,000 < Balance <=   150,000      22        3,251,813.94       3.60
   150,000 < Balance <=   200,000      77       13,157,052.94      14.55
   200,000 < Balance <=   250,000      30        6,570,578.94       7.27
--------------------------------------------------------------------------
Total....................            1304      $90,400,322.64     100.00%
==========================================================================
















          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                Percentage of
                                                   Aggregate     Cut-Off Date
             Current               Number of        Unpaid        Aggregate
          Mortgage Loan            Mortgage        Principal      Principal
        Principal Balance            Loans          Balance        Balance
        -----------------          ---------     ------------   -------------
     5,000 < Balance <=    10,000      12          119,470.06       0.13
    10,000 < Balance <=    15,000      38          500,245.56       0.55
    15,000 < Balance <=    20,000      66        1,227,260.11       1.36
    20,000 < Balance <=    25,000      94        2,205,692.15       2.44
    25,000 < Balance <=    30,000      86        2,400,342.46       2.66
    30,000 < Balance <=    35,000      85        2,807,091.40       3.11
    35,000 < Balance <=    40,000      84        3,215,604.36       3.56
    40,000 < Balance <=    45,000      67        2,884,561.56       3.19
    45,000 < Balance <=    50,000      59        2,853,247.99       3.16
    50,000 < Balance <=    55,000      69        3,654,455.56       4.04
    55,000 < Balance <=    60,000      57        3,315,098.98       3.67
    60,000 < Balance <=    65,000      47        2,962,418.93       3.28
    65,000 < Balance <=    70,000      38        2,589,664.06       2.86
    70,000 < Balance <=    75,000      45        3,287,836.88       3.64
    75,000 < Balance <=    80,000      41        3,188,045.15       3.53
    80,000 < Balance <=    85,000      46        3,821,451.15       4.23
    85,000 < Balance <=    90,000      32        2,807,221.44       3.11
    90,000 < Balance <=    95,000      24        2,219,052.64       2.45
    95,000 < Balance <=   100,000      32        3,148,815.85       3.48
   100,000 < Balance <=   105,000      21        2,156,240.02       2.39
   105,000 < Balance <=   110,000      28        3,020,943.57       3.34
   110,000 < Balance <=   115,000      21        2,362,961.49       2.61
   115,000 < Balance <=   120,000      22        2,601,700.02       2.88
   120,000 < Balance <=   125,000      10        1,236,958.31       1.37
   125,000 < Balance <=   130,000      13        1,656,526.94       1.83
   130,000 < Balance <=   135,000      19        2,511,896.82       2.78
   135,000 < Balance <=   140,000      11        1,525,476.41       1.69
   140,000 < Balance <=   145,000       8        1,140,596.95       1.26
   145,000 < Balance <=   150,000      22        3,251,813.94       3.60
   150,000 < Balance <=   200,000      77       13,157,052.94      14.55
   200,000 < Balance <=   250,000      30        6,570,578.94       7.27
--------------------------------------------------------------------------
Total....................            1304      $90,400,322.64     100.00%
==========================================================================






          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                            Percentage of
                                            Aggregate       Cut-Off Date
                       Number of              Unpaid         Aggregate
                       Mortgage              Principal       Principal
     State              Loans                 Balance         Balance
     -----             ---------           -----------      -------------
Connecticut                9                 426,275.01         0.47
Delaware                  27               1,799,312.82         1.99
Florida                  112               8,368,547.73         9.26
Georgia                   88               6,588,363.67         7.29
Illinois                  51               3,263,141.92         3.61
Indiana                   12                 646,933.18         0.72
Kentucky                   6                 197,847.34         0.22
Maine                      2                  52,924.07         0.06
Maryland                  24               1,877,567.20         2.08
Michigan                   2                  58,676.21         0.06
Mississippi                2                  97,750.00         0.11
Missouri                   1                  45,000.00         0.05
New Hampshire              5                 266,133.36         0.29
New Jersey               295              21,652,070.23        23.95
New York                 216              18,020,632.84        19.93
North Carolina            35               2,471,926.56         2.73
Ohio                      37               2,203,988.25         2.44
Pennsylvania             325              19,112,448.76        21.14
South Carolina             6                 496,200.00         0.55
Tennessee                 12                 485,991.90         0.54
Virginia                  32               1,957,641.59         2.17
West Virgina               5                 310,950.00         0.34
--------------------------------------------------------------------------
Total...............    1304             $90,400,322.64       100.00%
==========================================================================




                              MORTGAGED PROPERTIES


                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage         Principal      Principal
                               Loans           Balance        Balance
                             ---------       ------------  -------------
Mixed Use                         34         2,396,154.63       2.65
PUD                               12         1,105,163.65       1.22
Commercial                        13         1,170,656.36       1.29
Townhouses                        92         4,139,903.77       4.58
2-4 Family                       101         8,981,500.38       9.94
Condominiums                      39         2,145,608.38       2.37
Single Family Detached          1005        69,896,158.77      77.32
Mobile Home                        5           247,731.48       0.27
5+ Family                          3           317,445.22       0.35
--------------------------------------------------------------------------
Total...............            1304       $90,400,322.64     100.00%
==========================================================================





          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                         Aggregate         Cut-Off Date
                          Number of       Unpaid             Aggregate
                          Mortgage       Principal           Principal
                            Loans         Balance             Balance
                          --------      -------------      -------------
Owner Occ.                   1153       81,251,030.32          89.88
Investor                       93        5,017,670.34           5.55
Vacation/Second Home           11          564,810.99           0.62
Business                       47        3,566,810.99           3.95
--------------------------------------------------------------------------
Total..................      1304      $90,400,322.64         100.00%
==========================================================================




                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance
                     --------             ---------          ---------
1                       1006              79,544,984.52        87.99
2                        298              10,855,338.12        12.01
--------------------------------------------------------------------------
Total...............    1304             $90,400,322.64       100.00%
==========================================================================




                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance
    ------------             ---------  -------------      -------------
Fully Amortizing                 693    50,472,186.03          55.83
Partially Amortizing             611    39,928,136.61          44.17
--------------------------------------------------------------------------
Total..................         1304   $90,400,322.64         100.00%
==========================================================================





          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS 99-2 INITIAL POOL
     -  Cut Off Date of Tape is  5/17/99
     -  Fixed HEL - Group 2 Non-Conforming (1)
     -      $10,279,767.49
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                      46

Lien Status:                               1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                $10,279,767.49
Aggregate Original Principal Balance:              $10,282,973.00

Weighted Average Gross Coupon:                            12.568%
Gross Coupon Range:                             7.990% -  16.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $223,473.21
Average Original Principal Balance:                   $223,542.89

Maximum Unpaid Principal Balance:                     $655,000.00
Minimum Unpaid Principal Balance:                      $20,000.00

Maximum Original Principal Balance:                   $655,000.00
Minimum Original Principal Balance:                    $20,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         228.389 (2)
Stated Rem Term Range:                         119.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             0.363
Age Range:                                       0.000 -    1.000

Weighted Average Original Term:                           228.752 (2)
Original Term Range:                           120.000 -  360.000

Weighted Average Combined LTV:                             70.937
Combined LTV Range:                            26.330% -  90.000%

Weighted Average Debt to Income Ratio:                     44.812
Debt to Income Ratio Range:                    25.000% -  98.000%
--------------------------------------------------------------------------------


(1) Non-Conforming:  original balance + sr lien balance > $240,000
(2) Balloons to balloon term






          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

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          SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
          INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
         Gross Mortgage              Number of       Unpaid          Aggregate
         Interest Rate               Mortgage       Principal        Principal
             Range                    Loans          Balance          Balance
         -------------               --------       ----------     -------------
 7.75% < Gross Coupon <=  8.00%          1          410,204.00          3.99
 8.00% < Gross Coupon <=  8.25%          2          635,000.00          6.18
 8.25% < Gross Coupon <=  8.50%          1          315,000.00          3.06
 8.50% < Gross Coupon <=  8.75%          1          250,000.00          2.43
 8.75% < Gross Coupon <=  9.00%          1          244,840.74          2.38
 9.00% < Gross Coupon <=  9.25%          2          448,183.23          4.36
 9.25% < Gross Coupon <=  9.50%          2          112,000.00          1.09
 9.50% < Gross Coupon <=  9.75%          2          120,000.00          1.17
 9.75% < Gross Coupon <= 10.00%          3          766,123.00          7.45
10.25% < Gross Coupon <= 10.50%          3          639,862.96          6.22
10.50% < Gross Coupon <= 10.75%          1          300,000.00          2.92
10.75% < Gross Coupon <= 11.00%          2          411,103.52          4.00
11.25% < Gross Coupon <= 11.50%          1          300,000.00          2.92
11.50% < Gross Coupon <= 11.75%          1           57,800.00          0.56
11.75% < Gross Coupon <= 12.00%          4          446,539.00          4.34
12.25% < Gross Coupon <= 12.50%          1          150,619.47          1.47
12.50% < Gross Coupon <= 12.75%          3          191,822.57          1.87
12.75% < Gross Coupon <= 13.00%          1           60,000.00          0.58
13.75% < Gross Coupon <= 14.00%          1          217,500.00          2.12
15.50% < Gross Coupon <= 15.75%          1           49,668.09          0.48
15.75% < Gross Coupon <= 16.00%         11        3,614,022.78         35.16
16.75% < Gross Coupon <= 17.00%          1          539,478.13          5.25
--------------------------------------------------------------------------------
Total..........                         46      $10,279,767.49        100.00%
================================================================================


                                  ORIGINAL TERM


                                                         Percentage of
                                         Aggregate        Cut-Off Date
                            Number of     Unpaid           Aggregate
                            Mortgage     Principal         Principal
      Original Term          Loans        Balance           Balance
      -------------         ---------  ------------      -------------
108 < Orig. Term <= 120        3         559,544.55           5.44%
144 < Orig. Term <= 156        1         100,000.00           0.97%
168 < Orig. Term <= 180       21       5,551,747.92          54.01%
228 < Orig. Term <= 240        8       1,551,476.09          15.09%
288 < Orig. Term <= 300        1          86,323.00           0.84%
336 < Orig. Term <= 348        1         320,000.00           3.11%
348 < Orig. Term <= 360       11       2,110,675.93          20.53%
-------------------------------------------------------------------
Total............             46      10,279,767.49         100.00%
===================================================================


                       REMAINING MONTHS TO STATED MATURITY


                                                           Percentage of
                                         Aggregate         Cut-Off Date
                           Number of      Unpaid            Aggregate
                           Mortgage      Principal          Principal
      Remaining Term        Loans         Balance            Balance
      --------------       ---------   ------------        -------------
108 < Rem Term <= 120         3          559,544.55           5.44%
144 < Rem Term <= 156         1          100,000.00           0.97%
168 < Rem Term <= 180        21        5,551,747.92          54.01%
228 < Rem Term <= 240         8        1,551,476.09          15.09%
288 < Rem Term <= 300         1           86,323.00           0.84%
336 < Rem Term <= 348         1          320,000.00           3.11%
348 < Rem Term <= 360        11        2,110,675.93          20.53%
-------------------------------------------------------------------
Total............            46       10,279,767.49         100.00%
===================================================================

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                 Percentage of
                                                    Aggregate    Cut-Off Date
                                    Number of        Unpaid       Aggregate
                                    Mortgage        Principal     Principal
        Original CLTV Ratio           Loans          Balance       Balance
        -------------------         ---------     ------------   -------------
 25.000 < CLTV <=  30.000                 1         250,000.00       2.43
 50.000 < CLTV <=  55.000                 3         807,800.00       7.86
 55.000 < CLTV <=  60.000                 3       1,694,022.68      16.48
 60.000 < CLTV <=  65.000                 2         605,000.00       5.89
 65.000 < CLTV <=  70.000                 7       1,767,119.47      17.19
 70.000 < CLTV <=  75.000                 7         863,517.23       8.40
 75.000 < CLTV <=  80.000                 8       1,180,168.09      11.48
 80.000 < CLTV <=  85.000                 6       1,213,307.52      11.80
 85.000 < CLTV <=  90.000                 9       1,898,832.50      18.47
--------------------------------------------------------------------------
Total....................                46     $10,279,767.49     100.00%
==========================================================================




                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                   Aggregate     Cut-Off Date
            Original                 Number of      Unpaid        Aggregate
          Mortgage Loan              Mortgage      Principal      Principal
        Principal Balance             Loans         Balance        Balance
        -----------------            ---------    -----------    -------------
    15,000 < Balance <=    20,000       1           20,000.00       0.19
    30,000 < Balance <=    35,000       1           35,000.00       0.34
    35,000 < Balance <=    40,000       2           76,862.96       0.75
    45,000 < Balance <=    50,000       2           99,668.09       0.97
    50,000 < Balance <=    55,000       1           52,000.00       0.51
    55,000 < Balance <=    60,000       3          177,800.00       1.73
    60,000 < Balance <=    65,000       2          125,500.00       1.22
    65,000 < Balance <=    70,000       1           69,039.00       0.67
    85,000 < Balance <=    90,000       1           86,323.00       0.84
    95,000 < Balance <=   100,000       3          299,822.57       2.92
   130,000 < Balance <=   135,000       1          134,853.52       1.31
   145,000 < Balance <=   150,000       1          150,000.00       1.46
   150,000 < Balance <=   200,000       2          340,619.47       3.31
   200,000 < Balance <=   250,000       5        1,205,340.74      11.73
   250,000 < Balance <=   300,000       8        2,332,911.46      22.69
   300,000 < Balance <=   350,000       4        1,255,000.00      12.21
   350,000 < Balance <=   400,000       2          739,800.00       7.20
   400,000 < Balance <=   450,000       2          860,204.00       8.37
   450,000 < Balance <=   500,000       1          499,544.55       4.86
   500,000 < Balance <=   550,000       2        1,064,478.13      10.36
   650,000 < Balance <=   700,000       1          655,000.00       6.37
--------------------------------------------------------------------------
Total....................              46      $10,279,767.49     100.00%
==========================================================================




          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                 Percentage of
                                                    Aggregate    Cut-Off Date
             Current                 Number of       Unpaid       Aggregate
          Mortgage Loan              Mortgage       Principal     Principal
        Principal Balance             Loans          Balance       Balance
        -----------------            ---------      ---------    -------------
    15,000 < Balance <=    20,000       1           20,000.00       0.19
    30,000 < Balance <=    35,000       1           35,000.00       0.34
    35,000 < Balance <=    40,000       2           76,862.96       0.75
    45,000 < Balance <=    50,000       2           99,668.09       0.97
    50,000 < Balance <=    55,000       1           52,000.00       0.51
    55,000 < Balance <=    60,000       3          177,800.00       1.73
    60,000 < Balance <=    65,000       2          125,500.00       1.22
    65,000 < Balance <=    70,000       1           69,039.00       0.67
    85,000 < Balance <=    90,000       1           86,323.00       0.84
    95,000 < Balance <=   100,000       3          299,822.57       2.92
   130,000 < Balance <=   135,000       1          134,853.52       1.31
   145,000 < Balance <=   150,000       1          150,000.00       1.46
   150,000 < Balance <=   200,000       2          340,619.47       3.31
   200,000 < Balance <=   250,000       5        1,205,340.74      11.73
   250,000 < Balance <=   300,000       8        2,332,911.46      22.69
   300,000 < Balance <=   350,000       4        1,255,000.00      12.21
   350,000 < Balance <=   400,000       2          739,800.00       7.20
   400,000 < Balance <=   450,000       2          860,204.00       8.37
   450,000 < Balance <=   500,000       1          499,544.55       4.86
   500,000 < Balance <=   550,000       2        1,064,478.13      10.36
   650,000 < Balance <=   700,000       1          655,000.00       6.37
--------------------------------------------------------------------------
Total....................              46      $10,279,767.49     100.00%
==========================================================================


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                            Percentage of
                                             Aggregate      Cut-Off Date
                       Number of              Unpaid         Aggregate
                       Mortgage              Principal       Principal
     State               Loans                Balance         Balance
     -----             ---------           ------------     -------------
Connecticut                2                 600,000.00         5.84
Georgia                    4               1,656,454.00        16.11
Maine                      1                 100,000.00         0.97
Maryland                   1                 525,000.00         5.11
New Jersey                19               4,186,919.47        40.73
New York                  16               2,327,394.02        22.64
Pennsylvania               3                 884,000.00         8.60
--------------------------------------------------------------------------
Total...............      46             $10,279,767.49       100.00%
==========================================================================


                              MORTGAGED PROPERTIES


                                                            Percentage of
                                               Aggregate    Cut-Off Date
                                Number of       Unpaid       Aggregate
                                Mortgage       Principal     Principal
                                 Loans          Balance       Balance
                                --------     ------------   ------------
Mixed Use                          4         1,554,478.23      15.12
Commercial                         4         1,749,478.13      17.02
2-4 Family                         4           419,401.96       4.08
Single Family Detached            34         6,556,409.17      63.78
--------------------------------------------------------------------------
Total...............              46       $10,279,767.49     100.00%
==========================================================================

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                            Percentage of
                                           Aggregate        Cut-Off Date
                            Number of       Unpaid           Aggregate
                            Mortgage       Principal         Principal
                             Loans          Balance           Balance
                            ---------    ------------       -------------
Owner Occ.                     35        6,772,311.13          65.88
Investor                        2          103,500.00           1.01
Vacation/Second Home            1          100,000.00           0.97
Business                        8        3,303,956.36          32.14
--------------------------------------------------------------------------
Total..................        46      $10,279,767.49         100.00%
==========================================================================




                                  LIEN SUMMARY


                                                            Percentage of
                                            Aggregate       Cut-Off Date
                        Number of            Unpaid          Aggregate
                        Mortgage            Principal        Principal
                         Loans               Balance          Balance
                        ---------          ------------     -------------
1                         22               7,645,234.33        74.37
2                         24               2,634,533.16        25.63
--------------------------------------------------------------------------
Total...............      46             $10,279,767.49       100.00%
==========================================================================




                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                             Percentage of
                                           Aggregate         Cut-Off Date
                               Number of    Unpaid            Aggregate
                               Mortgage    Principal          Principal
    Amortization                Loans       Balance            Balance
    ------------               --------   ------------       -------------
Fully Amortizing                  25      4,846,100.38          47.14
Partially Amortizing              21      5,433,667.11          52.86
--------------------------------------------------------------------------
Total..................           46    $10,279,767.49         100.00%
==========================================================================






          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.